Exhibit 10.44

COMPENSATION OF EXECUTIVE OFFICERS OF NMT MEDICAL, INC.

As of March 21, 2005, the following represents the compensation of the executive officers of NMT Medical, Inc. (the “Company”):

	2005 Compensation
Executive Officer	Annual Salary	Bonus for Work Performed in 2004		Shares Underlying Stock Options Granted in 2005
John E. Ahern President and Chief Executive Officer	$350,000	$52,500	(1)	—
Richard E. Davis Vice President and Chief Financial Officer	$280,000	$75,000	(2)	—

(1)	Mr. Ahern’s bonus was paid in accordance with the terms of that certain Amended and Restated Employment Agreement that he entered into with the Company on December 31, 2002, which is filed as an exhibit to the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 20, 2003.

(2)	Mr. Davis’ bonus was paid in accordance with the terms of that certain Amended and Restated Employment Agreement that he entered into with the Company on May 20, 2004, which is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q as filed with the SEC on August 10, 2004.